UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021

COHERENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33962	94-1622541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 Patrick Henry Drive

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 764-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	COHR	The NASDAQ Stock Market LLC Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On February 12, 2021, Coherent, Inc. (“Coherent”) announced that it had received an unsolicited acquisition proposal from II-VI Incorporated. (“II-VI”). Under the terms of the II-VI proposal, each share of Coherent common stock would be exchanged for $130.00 in cash and 1.3055 shares of II-VI common stock, subject to customary conditions including receipt of regulatory and stockholder approvals.

A copy of the press release issued by Coherent is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Important Information and Where You Can Find It

In connection with the proposed transaction between Lumentum Holdings Inc. (“Lumentum”) and Coherent (the “Proposed Transaction”), Lumentum plans to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Coherent and Lumentum and will constitute a prospectus with respect to shares of Lumentum’s common stock to be issued to Coherent’s stockholders at the completion of the Proposed Transaction (the “Joint Proxy Statement/Prospectus”). Coherent and Lumentum may also file other documents with the SEC regarding the Proposed Transaction. This communication is not a substitute for the Joint Proxy Statement/Prospectus or any other document which Coherent or Lumentum may file with the SEC in connection with the Proposed Transaction. COHERENT STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus and other relevant documents filed with the SEC by Coherent and Lumentum in connection with the Proposed Transaction through the website maintained by the SEC at www.sec.gov. Additional information regarding the participants in the solicitation of proxies in respect of the Proposed Transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in any registration statement, prospectus, proxy statement and other relevant materials to be filed with the SEC if and when they become available.

Participants in the Solicitation of Proxies in Connection with Proposed Transaction

Coherent and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information regarding Coherent’s directors and executive officers, including a description of their direct and indirect interests in the Proposed Transaction, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus. Coherent stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the Proposed Transaction, including the direct and indirect interests of Coherent directors and executive officers in the Proposed Transaction, which may be different than those of Coherent stockholders generally, by reading the Joint Proxy Statement/Prospectus and any other relevant documents (including any registration statement, prospectus, proxy statement and other relevant materials to be filed with the SEC) that are filed or will be filed with the SEC relating to the Proposed Transaction. You may obtain free copies of these documents using the sources indicated above.

No Offer or Solicitation

This document does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. If a negotiated transaction between Coherent and MKS, or a negotiated transaction between Coherent and II-VI, is agreed, Coherent and MKS or Coherent and II-VI, as the case may be, will prepare and file a registration statement that will include a proxy statement/prospectus related to the proposed transaction, the proposed transaction will be submitted to the stockholders of Coherent for their consideration, and Coherent will provide the proxy statement/prospectus to its stockholders. Coherent, and possibly MKS or II-VI, as the case may be, may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which Coherent, MKS or II-VI may file with the SEC in connection with the proposed transaction. If a negotiated transaction between Coherent and MKS, or a negotiated transaction between Coherent and II-VI, is agreed, investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials with respect to the proposed transaction with MKS or II-VI, as the case may be, carefully in their entirety when they become available before making any voting or investment decision with respect to the proposed transaction with MKS or II-VI, as the case may be, because they will contain important information about the proposed transaction with MKS or II-VI, as the case may be.

Cautionary Note Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Coherent’s and its board of directors’ current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in these statements.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the determinations made by Coherent’s board of directors following its evaluation of the MKS proposal or the II-VI proposal; actions of Lumentum in response to any discussions with MKS or communications by II-VI; the results of discussions with MKS; the impact of actions of other parties with respect to any discussions and the potential consummation of the proposed transaction with Lumentum; the outcome of any legal proceedings that could be instituted against Coherent or its directors related to the discussions or the proposed merger agreement with Lumentum; changes in the proposal from MKS; changes in the proposal from II-VI; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed merger agreement with Lumentum; the inability to complete the proposed merger with Lumentum due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger, including the receipt of all regulatory approvals related to the merger; the failure of Lumentum to obtain the necessary financing arrangements set forth in the debt commitment letters delivered pursuant to the proposed merger agreement with Lumentum; risks that the proposed transaction with Lumentum disrupts current plans and operations and potential difficulties in employee retention as a result of the proposed merger with Lumentum, the MKS proposal or the II-VI proposal; the impact of the COVID-19 pandemic and related private and public sector measures on Coherent’s business and general economic conditions; risks associated with the recovery of global and regional economies from the negative effects of the COVID-19 pandemic and related private and public sector measures; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Coherent’s and Lumentum’s response to any of the aforementioned factors; geopolitical conditions, including trade and national security policies and export controls and executive orders relating thereto, and worldwide government economic policies, including trade relations between the United States and China; Coherent’s ability to provide a safe working environment for members during the COVID-19 pandemic or any other public health crises, including pandemics or epidemics; the effects of local and national economic, credit and capital market conditions on the proposed transactions or on the economy in general, as well as those risks and uncertainties discussed from time to time in our other reports and other public filings with the SEC, including, but not limited to, those detailed in Coherent’s Annual Report on Form 10-K for the fiscal year ended October 3, 2020 (as amended). The forward-looking statements contained herein are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 12, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2021

COHERENT, INC.

By:	/s/ Bret DiMarco
Bret DiMarco
Executive Vice President, Chief Legal Officer and Corporate Secretary